EVENTS SUBSEQUENT TO DECEMBER 31, 2021	12 Months Ended
Dec. 31, 2021
EVENT SUBSEQUENT TO DECEMBER 31, 2021
EVENTS SUBSEQUENT TO DECEMBER 31, 2021

NOTE 28 - EVENTS SUBSEQUENT TO DECEMBER 31, 2021:

a.	On January 20, 2022, the Company's BoD approved a grant of 1,920,500 Restricted Stock Units (“RSUs”), each one equal to one ADS of the Company, to officers, employees, and consultants of the Company and of RedHill Inc. and 140,000 RSUs to the Company's directors and Chief Executive Officer (subject to an approval by the Annual General Meeting of the Company's shareholders), under the Company’s 2010 Award Plan. The estimated fair value of the RSUs as of the date of BoD approval date was $6 million.
b.	In October 2021, the Company entered into an exclusive license agreement (the “License Agreement”) with Gaelan Medical Trade LLC ("Gaelan") for Talicia® in the United Arab Emirates (UAE). Under the terms of the License Agreement, the Company will receive an upfront payment of $2 million. In addition, the Company is eligible for additional milestone payments as well as tiered royalties up to mid-teens on net sales of Talicia in the UAE. Gaelan will receive the exclusive rights to commercialize Talicia® in the UAE, as well as a right of first refusal to commercialize Talicia® in the Gulf Cooperation Council region (Saudi Arabia, Kuwait, Qatar, Bahrain and Oman) for a pre-determined period. Gaelan shall be responsible for obtaining and maintaining regulatory approvals, as well as to conduct any and all required clinical and other studies. In addition, upon receipt of necessary regulatory approvals, Gaelan is to become “Medical Authorization Holder” in the UAE.

In connection with the License Agreement, the Company and Gaelan entered into a supply agreement, according to which, the Company will exclusively manufacture (by a third party CMO) and supply to Gaelan during the term of the agreement.

c.	In March 2022 The company entered into an exclusive license agreement with Kukbo for oral opaganib for the treatment of COVID-19, in South Korea. Under the terms of the license agreement, which follows the strategic investment by Kukbo noted in note in note 18(c) above, RedHill will receive an upfront payment of $1.5 million and is eligible for up to $5.6 million in milestone payments as well as low double-digit royalties on net sales of oral opaganib in South Korea. Kukbo will receive the exclusive rights to commercialize opaganib in South Korea for COVID-19.
d.	During February and March 2022, the Company sold 282,626 ADSs under the ATM program at an average price of $2.2 per ADS for aggregate net proceeds of approximately $0.6 million, net of an immaterial amount of issuance expenses.